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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934



               Date of earliest event reported: December 31, 2004
                                                -----------------


                              GLOBAL MATRECHS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
         --------------------------------------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OF ORGANIZATION)


                  0-29204                                   58-2153309
         ------------------------                           -----------
         (COMMISSION FILE NUMBER)                           (I.R.S. ID)


                90 GROVE STREET, SUITE 201, RIDGEFIELD, CT 06877
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 431-6665
                                                           --------------

Check the appropriate box below if the FORM 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

GENERAL EXPLANATION

The purpose of this report is to amend the Registrant's Current Report on Form 8-K dated December 31, 2004 that was filed with the Securities and Exchange Commission on January 6, 2005, (the "Initial Report") which reported on the acquisition of True To Form Ltd. This report amends the Initial Report so as to provide the information required under Item 9.01(a) and 9.01(b) of Form 8-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Business Acquired

          Financial Statements of True To Form Ltd.

          Independent Auditors' Report

          Balance Sheets Dated as of December 31, 2004 and December 31, 2003


          Statements of Operations for the Years ended December 31, 2004 and December 31, 2003.

          Statement of Stockholders' Deficit for the Years ended December 31, 2004 and December 31, 2003.

          Statements of Cash Flows for the Years ended December 31, 2004 and December 31, 2003.

          Notes to Financial Statements for the Years ended December 31, 2004 and December 31, 2003.

      (b) Pro Forma Financial Statements of Business Acquired

          Unaudited Pro Forma Combined Financial Statements of Global Matrechs, Inc.

          Unaudited Pro Forma Statements of Operations for the year ended December 31, 2004.

          Consolidated Statements of Operations for the three months ended March 31, 2005.

(a) Financial Statements of Business Acquired


                    FINANCIAL STATEMENTS OF DEVELEMENTS, INC.


                          INDEX TO FINANCIAL STATEMENTS


          Independent auditors' report  ...........................   4

          Balance sheets ..........................................   5

          Statements of operations  ...............................   6

          Statement of changes in stockholders' deficit ...........   7

          Statements of cash flows ................................   8

          Notes to financial statements ...........................   9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
True to Form Ltd.


We have audited the accompanying consolidated balance sheet of True to Form Ltd. as of December 31, 2004 and 2003, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of True to Form Ltd. as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company had net losses and cash used in operations of $277,067 and $117,367 respectively, for the year ended December 31, 2004. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                 /s/Sherb & Co., LLP
                                                 Certified Public Accountants
New York, New York
April 20, 2005

                                True To Form Ltd
                                 BALANCE SHEETS

                                                         12/31/2004   12/31/2003
                                                         ----------   ----------
Current assets:

     Accounts receivable ............................... $  94,551    $  70,419

     Inventories .......................................    67,906      101,407
                                                         ---------    ---------
     Total current assets ..............................   162,457      171,826

Property and equipment:

     Computers and equipment ...........................     8,548        8,548

     Furniture and fixtures ............................     7,199        7,199

     Vehicles ..........................................    32,160       32,160

Less: Accumulated depreciation .........................   (19,477)     (11,236)
                                                         ---------    ---------
Total property and equipment ...........................    28,430       36,671

Other assets:

     Deposits...........................................     2,575        4,782

     Other assets ......................................       --           395
                                                         ---------    ---------
Total other assets .....................................     2,575        5,177
                                                         ---------    ---------
Total assets ........................................... $ 193,462    $ 213,674
                                                         ---------    ---------

Liabilities and stockholders' equity (deficit)

Current liabilities:

     Bank overdraft ....................................     3,482        4,063

     Line of credit ....................................   179,302       60,000

     Current maturities of long-term debt ..............     6,860        6,336

     Accounts payable ..................................   178,330       59,206

     Accrued expenses ..................................    31,985       11,621
                                                         ---------    ---------
Total current liabilities ..............................   399,959      141,226

Other liabilities:

     Due to shareholder ................................   147,309      142,859

      Long-term debt - other, net of current maturities.    15,302       21,630
                                                         ---------    ---------
Total other liabilities ................................   162,611      164,489
                                                         ---------    ---------
Total Liabilities:                                         562,570      305,715


Stockholders' deficit:

Common Stock, no par value; 200,000 shares
authorized; 100 shares issued and outstanding
at December 31, 2004 and December 31, 2003,
respectively) ..........................................     5,642        5,642
Retained earnings (accumulated deficit) ................  (374,750)     (97,683)
                                                         ---------    ---------
Total stockholders' deficit ............................  (369,108)     (92,041)
                                                         ---------    ---------
Total liabilities and stockholders' deficit ............ $ 193,462    $ 213,674
                                                         ---------    ---------

The accompanying notes are an integral part of these financial statements.

                                True To Form Ltd
                            STATEMENTS OF OPERATIONS


                                   Year ended       Year ended
                                   12/31/2004       12/31/2003
                                  -----------      -----------

Sales .......................     $ 1,014,810      $ 1,608,202

Cost of goods sold:
  Materials and labor .......         647,407          755,549
  Freight and packaging .....         115,011          107,662
  Other .....................          11,733            8,490
                                   -----------      -----------
Total cost of goods sold ....         774,151          871,701
                                   -----------      -----------
Gross Profit .................        240,659          736,501

Operating expenses:
  Selling expenses ..........         118,524          191,407
  General and administrative          373,197          325,780
                                   -----------      -----------
    Total operating expenses.         491,721          517,187

Income (loss) from operations        (251,062)         219,314

Other income (expense)
  Interest expense ............       (26,005)         (38,372)
                                   -----------      -----------
Net income (loss) .............   $  (277,067)      $  180,942
                                   -----------      -----------











The accompanying notes are an integral part of these financial statements.

                                True To Form LTD
                  STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT


                                                          Retained
                                                          Earnings
                                         Common Stock   (Accumulated
                                       Shares    Amount   Deficit)      Total
                                       ------   -------  -----------  ---------

Balance at December 31, 2002 ........     100   $ 5,642   $(278,625)  $(272,983)


Net income ..........................     --        --      180,942     180,942
                                       ------   -------   ---------   ---------
Balance at December 31, 2003.........     100     5,642     (97,683)    (92,041)


Net loss ............................     --        --    $(277,067)  $(277,067)
                                       ------   -------   ---------   ---------
Balance at December 31, 2004 ........     100   $ 5,642   $(374,750)  $(369,108)
                                       ======   =======   =========   =========



















The accompanying notes are an integral part of these financial statements.

                                True To Form Ltd
                            STATEMENTS OF CASH FLOWS


                                                      Year ended    Year ended
                                                      12/31/2004    12/31/2003
                                                      ----------    ----------

CASH FLOWS FROM OPERATIONS:
    Net income (loss) ..............................  $(277,067)     $169,483
    Adjustments to reconcile net income (loss) to net cash used in operating activities:

    Depreciation and amortization ..................      8,241         4,939

    Changes in operating assets and liabilities:
    Increase (decrease) in cash arising from
    changes in operating assets and liabilities:
    Accounts receivable ............................    (24,132)      (35,956)
    Inventories ....................................     33,501       (57,518)
    Deposits .......................................      2,207        (1,444)
    Other ..........................................        395           --
    Accounts payable ...............................    119,124       (88,368)
    Accrued expenses ...............................     20,364       (14,549)
                                                      ---------     ---------
Total adjustments ..................................    159,700      (192,896)
                                                      ---------     ---------

NET CASH USED IN OPERATING ACTIVITIES ..............   (117,367)      (23,413)
                                                      ---------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Acquisitions of property and equipment .........        --        (38,938)
                                                      ---------     ---------

NET CASH  USED IN INVESTING ACTIVITIES .............        --        (38,938)
                                                      ---------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Bank overdraft .................................       (581)        4,063
    Net borrowings - line of credit ................    119,302         9,755
    Net advances from (repayments to) shareholder ..      4,450       (15,000)
    Borrowings - long-term debt ....................          -        35,000
    Principal payments on long-term debt ...........     (5,804)       (7,034)
                                                      ---------     ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES ..........    117,367        26,784
                                                      ---------     ---------

NET DECREASE IN CASH AND EQUIVALENTS ...............        --        (35,567)

CASH AND EQUIVALENT- beginning of year .............        --         35,567
                                                      ---------     ---------
CASH AND EQUIVALENT- end of year....................  $     --      $     --
                                                      ---------     ---------

Supplemental cash flow information:
  Cash paid during the year for:
      Interest                                        $  18,760     $  25,000
                                                      ---------     ---------
      Income taxes                                    $     --      $     --
                                                      ---------     ---------

The accompanying notes are an integral part of these financial statements.

(1) BUSINESS OPERATIONS

     True To Form Limited (the Company) was incorporated in April 2000 under the laws of the Commonwealth of Massachusetts and is engaged in the manufacture, fabrication and distribution of lighting products. The Company sells mainly to commercial customers and is headquartered in Braintree, Massachusetts.

     As reflected in the accompanying financial statements, the Company had an accumulated deficit of $374,750, a stockholders' deficit of $369,108, a working capital deficit of $237,502 at December 31, 2004, net losses for the year ended December 31, 2004 of $277,067 and cash used in operations during the year ended December 31, 2004 of $117,367.

     While the Company is attempting to increase sales, the growth has not been significant enough to support the Company's daily operations. While the Company believes in the viability of its strategy to improve sales volume there can be no assurances to that effect. The Company's limited financial resources have prevented the Company from aggressively advertising its product to achieve consumer recognition. The ability of the Company to continue as a going concern is dependent on the Company's ability to further implement its business plan and generate increased revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Management believes that the actions presently being taken to further implement its business plan and generate additional revenues provide the opportunity for the Company to continue as a going concern.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Revenue Recognition

     The Company follows the guidance of the Securities and Exchange Commission's Staff Accounting Bulletin 104 for revenue recognition. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured.

     The Company's revenues from the sale of products are recorded when the goods are shipped, title passes, and collectibility is reasonably assured.

     (b) Property And Equipment

     Property and equipment are recorded at cost. Depreciation is provided using the straight-line method over the following estimated useful lives:

             Furniture and fixtures                  5 years
             Computers and equipment                 5 years
             Vehicles                                5 years

     The Company leases certain of its office equipment under capital lease agreements. The assets and liabilities under capital leases are recorded at the lesser of the present value of aggregate future minimum lease payments or the fair value of the assets under the lease. Assets under capital lease are depreciated over the shorter of their estimated useful lives or the lease term.

     Depreciation expense for the years ended December 31, 2004 and 2003 was $8,241 and $4,939 respectively.

     (c) Inventories

     Inventories are stated at the lower of cost (first-in, first-out basis) or market and consist of Finished goods.

     (d) Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     (e) Compensated Absences

     Employees of the company are entitled to paid vacation, sick, and personal days off, depending on job classification, length of service and other factors. It is impractical to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The Company's policy is to recognize the cost of compensated absences when actually paid to employees.

     (g) Cash and Cash Equivalents

     The Company considers all unrestricted deposits and highly liquid investments, readily convertible to known amounts, with an original maturity of three months or less, to be cash equivalents.

     (h) Income Taxes

     As an "S" corporation, the Company is not required to pay any Federal or Massachusetts State income taxes. Income taxes are the responsibility of the individual shareholder.

     (I) Fair Value of Financial Instruments

     The carrying amounts reported in the balance sheet for accounts receivables, inventories, accounts payable, note payable and accrued expenses approximate their fair market value based on the short-term maturity of these instruments.

     (j) Impairment of long-lived assets

     Management evaluates the recoverability and carrying value of long-lived assets at each balance sheet date, based on guidance issued in SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Among other factors considered in such evaluation is the historical and projected operating performance of business operations, the operating environment and business strategy, competitive information and market trends. At December 31, 2004, the Company had no assets that were considered to be impaired.

     (k) Concentrations of Credit Risk

     Financial assets that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's investment policy is to invest in low risk, highly liquid investments. The Company does not believe it is exposed to any significant credit risk in its cash investments.

     The Company maintains its cash balances at financial institutions that are insured by the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation up to $100,000 per institution. At December 31, 2004, the Company's cash balances did not exceed the insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash on deposit.

     The Company performs on-going credit evaluations of its customer base including those that represent its accounts receivable at December 31, 2004. The Company maintains reserves for potential credit losses and such losses historically have been within management's expectations.

     (m) Shipping and Handling Costs

     Shipping and handling costs are included in cost of goods sold in accordance with guidance established by the Emerging Issues Task Force, issue No. 00-10, "Accounting for Shipping and Handling Costs."

(3) NOTE PAYABLE

     The Company has entered into a revolving line of credit facility, due on demand, with Sovereign Bank (the Bank).

     o The revolving line of credit facility provides for, among other things:

     o    Maximum credit limit of $185,000.

     o Interest at the lenders prime rate plus 1.0%, which was 6.50% as of December 31, 2004.

     o    Security interest in all assets of the Company.

     o    Guaranteed by the shareholder of the Company.

     As of December 31, 2004 and 2003 the outstanding balance under this arrangement was $179,302 and $60,000, respectively.

(4) LONG TERM DEBT

As of December 31, 2004 and 2003 long-term debt consisted of:

                                                               2004      2003
                                                             -------   -------
     Note payable to GMAC payable in monthly installments
     of principal of $528 through May 2008, 0% interest.
     Secured by vehicle and guaranteed by the shareholder    $22,162   $27,966

     Less - current maturities                                (6,860)   (6,336)
                                                             -------   -------
     Net long term debt                                      $15,302   $21,630
                                                             =======   =======


The expected principal payments of long-term debt are as follows:

                        Year Ending
                        December 31,            Amount
                        ------------            ------
                            2004               $  6,860
                            2005                  6,336
                            2006                  6,336
                            2007                  2,630
                                               --------
                                               $ 22,162
                                               ========

(5) RELATED PARTY TRANSACTIONS

The Company has entered into a revolving line of credit arrangement with the shareholder. Under this arrangement the Company will borrow funds and repay them at will, up to a maximum of $200,000. The outstanding balances under this arrangement bear interest at twelve percent per annum (12%). The balance outstanding as of December 31, 2004 and 2003 was $147,309 and $142,859, respectively. Interest paid under this arrangement totaled $15,000 and $18,043 for the years ended December 31, 2004 and 2003, respectively.

(6) CONCENTRATIONS

     1 (a) Trade Accounts

     In the normal course of business the company extends unsecured credit to customers, principally in the United States. The Company's management performs periodic credit evaluations of customers and will write any losses on a current basis against income. Such losses have not exceeded management's expectations.

     The largest customer in each of the years ended December 31, 2004 and 2003 accounted for 42% and 38% of total sales respectively.

     The top five customers accounted for 86% and 96% of the total sales for the years ended December 31, 2004 and 2003 respectively.

     2 (d) Suppliers

     The Company purchased 53% and 78% of its components and raw materials from five suppliers in the years ended December 31, 2004 and 2003 respectively.

(7) COMMITMENTS

Facility Leases:

The Company leases its warehouse and administrative offices located in Braintree, Massachusetts under a lease arrangement, which provides for, among other things, monthly base rental payments of approximately $3,500 through February 28, 2005 plus real estate taxes and insurance. The total rent expense under this arrangement was $61,063 and $58,850 for the years ended December 31, 2004 and 2003 respectively.

Commencing in July 2003 and ending in July 2004 the Company contracted for additional warehouse and light manufacturing space located in Slymar, California under a lease, which provides for, among other things, monthly rental payments of approximately $875. The total lease expense under this arrangement for the year ended December 31, 2003 was $8,450. As of July 16, 2004 the Company had not renewed the lease but was continuing to occupy the space on a month to month basis.

Operating Leases:

The Company has entered into various operating leases for equipment, which expire at different times through May 2006; these leases call for, among other things, monthly rental payment of approximately $407.

The total equipment lease expense for the years ended December 31, 2004 and 2003 was $5,547 and $8,751, respectively.

The minimum future rental payments, in the aggregate, under non-cancelable facility and operating leases having remaining terms in excess of one year as of December 31, 2004 are as follows:

                        Year Ending
                        December 31,            Amount
                        ------------            ------
                            2005               $  4,884
                            2006                  2,035
                                               --------
                                               $  6,919
                                               ========

(8) INCOME TAXES

The Company, with the consent of its shareholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholder of an S corporation is taxed on the Company's taxable income. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

(9) STOCKHOLDER'S EQUITY

On December 31, 2004, the sole stockholder of the Company sold his shares to Global Matrechs, Inc. whereas the Company then became a wholly owned subsidiary of Global Matrechs, Inc.


     (b) Pro Forma Financial Statements of Business Acquired

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Financial Statements of Global Matrechs, Inc. and True To Forms Ltd. gives effect to the acquisition of assets and assumption of liabilities of True To Form Ltd., under the purchase method of accounting prescribed by Accounting Principles Board Opinion No. 16, Business Combinations. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of Global Matrechs, Inc. would actually have been if the acquisition had in fact occurred on January 1, 2004 nor do they purport to project the results of operations or financial position of Global Matrechs, Inc. for any future period or as of any date, respectively.

These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Global Matrechs, Inc. and True To Form, Ltd.

You should read the financial information in this section along Global Matrechs, Inc. historical financial Form 10-KSB.

                              GLOBAL MATRECHS, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                          Pro Forma Adjustments
                                                 Global       True To     ---------------------
                                                Matrechs     Form Ltd       Debit      Credit       Pro Forma
                                              -----------   -----------   ---------  ----------   ------------
Sales ......................................  $       620   $ 1,014,810                           $  1,015,430

Cost of goods sold:
    Materials and labor ....................          558       647,407                                647,965
    Freight and packaging ..................          --        115,011                                115,011
    Other ..................................          --         11,733                                 11,733
                                              -----------   -----------                           ------------
Total cost of goods sold ...................          558       774,151                                774,709
                                              -----------   -----------                           ------------

Gross Profit ...............................           62       240,659                                240,721

Operating expenses:
Selling expense                                       --        118,524                                118,524
General and administrative expenses             1,471,173       373,197                              1,844,370
                                              -----------   -----------                           ------------

Total operating expenses ...................    1,471,173       491,721                              1,962,894
                                              -----------   -----------                           ------------
Loss from operations .......................  (1,471,111)      (251,062)                            (1,722,173)

Other income (expense):
Other income, net ..........................      210,940           --                                 210,940
Interest expense ...........................   (1,340,868)      (26,005)                            (1,366,873)
                                              -----------   -----------                           ------------
Total other income (expense) ...............   (1,129,928)      (26,005)                            (1,155,933)
                                              -----------   -----------                           ------------
Loss from continuing operations. ...........  $(2,601,039)  $  (277,067)                            (2,878,106)
                                              -----------   -----------                           ------------
Income from discontinued operations ........       94,363           --                                  94,363
Gain on disposal of business segment .......     (124,385)          --                                (124,385)
                                              -----------   -----------                           ------------
Net loss                                      $(2,631,061)  $  (277,067)                          $ (2,908,128)
                                              -----------   -----------                           ------------

                              GLOBAL MATRECHS, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005

                                                                         Eliminating Adjustments
                                                 Global       True To    -----------------------
                                                Matrechs     Form Ltd       Debit      Credit     Consolidated
                                              -----------   -----------   ---------  ----------   ------------
Sales ......................................  $       --    $   369,681                           $    369,681

Cost of goods sold:
    Materials and labor ....................          --        103,381                                103,381
    Freight and packaging ..................          --         38,410                                 38,410
    Other ..................................          --          6,412                                  6,412
                                              -----------   -----------                           ------------
Total cost of goods sold ...................          --        148,203                                148,203
                                              -----------   -----------                           ------------

Gross Profit ...............................          --        221,478                                221,478

Operating expenses:
Selling expense                                       --         42,686                                 42,686
General and administrative expenses               502,226       118,967                                621,193
                                              -----------   -----------                           ------------

Total operating expenses ...................      502,226       161,653                                663,879
                                              -----------   -----------                           ------------
Income (loss) from operations ..............     (502,226)       59,825                               (442,401)

Other income (expense):
Other income, net ..........................        3,633           --  (1)   2,408                      1,225
Interest expense ...........................   (1,196,827)       (9,840)(1)               2,408     (1,204,259)
                                              -----------   -----------                           ------------
Total other income (expense) ...............   (1,193,194)       (9,840)                            (1,203,034)
                                              -----------   -----------                           ------------
Net income (loss) ..........................  $(1,695,420)  $    49,985                           $ (1,645,435)
                                              -----------   -----------                           ------------

(1) Eliminate interest on intercompany loans

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Global Matrechs, Inc.


Dated: June 1, 2005                     By: /s/ Michael Sheppard
       ------------                         --------------------------
                                            Michael Sheppard,
                                            President, CEO and acting CFO
































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